SERVICE AGREEMENT

     This Agreement, made as of the 1st day of April 2002, as supplemented on October 21, 2004 for purposes of clarification of the intent of the original agreement, by and between INTERVEST NATIONAL BANK, a national banking association with principal offices at One Rockefeller Plaza (Suite 400), New York, New York 10020 ("INB"), and INTERVEST MORTGAGE CORPORATION, a New York corporation with principal offices at One Rockefeller Plaza (Suite 400), New York, New York 10020 ("IMC").

                                   WITNESSETH

     WHEREAS, INB desires to retain the services of IMC in accordance with the terms and conditions hereinafter set forth; and

     WHEREAS, IMC desires to perform such services in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

     1. Retention and Description of Services. INB hereby retains IMC to perform
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the  following  services:

     (a)  Mortgage Originations. IMC shall assist in identification of potential
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properties  and  borrowers  for  purposes  of the origination by INB of mortgage loans (the "Origination Services"). The Origination Services shall include the inspection of properties constituting collateral for such loans and the negotiation of the terms and conditions of such loans. Any such loan shall, in all events, be subject to the approval of INB, and IMC shall, in the performance of its services hereunder, be guided by the mortgage investment policies of INB as in effect from time to time.

     (b)  Agents.  In  the performance of its services hereunder, IMC shall have
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authority  to  interact  with  attorneys,  approved  appraisers,  engineers, environmental consultants, and such other consultants and professional as retained by INB.

     (c)  Mortgage  Servicing.  To  the extent requested to do so by INB for any
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particular  mortgage,  IMC  shall  act as mortgage-servicing agent for specified mortgages (the "Mortgage Servicing Services"). The Mortgage Servicing Services shall include the collection of mortgages receivable, the payment of mortgages payable, the payment of property taxes, insurance premiums and other impositions for the mortgaged premises.

     IMC agrees to perform all services as may be reasonably requested by INB hereunder and as may be mutually agreed by the parties to the best of its abilities and within reasonable time periods, and shall allocate sufficient time and resources to this end. Notwithstanding the foregoing, IMC provides no warranties or guaranty of results with respect to any of its services, which may be performed under this Agreement.


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     2. Monthly Service Fee. In consideration for the Origination Services to be
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rendered  by  IMC hereunder, INB agrees to pay IMC a monthly service fee so long as  this  agreement  is  in  effect  that  will  be  calculated  as  follows:

     INB will aggregate and track all Eligible Fees (as defined below) on a monthly basis from loan activity for each month. Each month's service fee that is due IMC will be calculated by taking 1/12 (one twelfth) of the sum of all Eligible Fees in the current month and each of the preceding eleven months. The total fees paid to IMC shall be limited to the total Eligible Fees collected by INB.

     Eligible  Fees  are  defined  as  follows:

          - All origination fees collected by INB for any real estate loan originated and closed less $2,000 per loan;

          - Any extension fees (including any fee to extend open commitments) collected by INB for any real estate loan extended and closed less $1,000 per loan;

          - All origination and/or extension fees collected by INB for any real estate loan that does not close because it is withdrawn, the commitment expires, or otherwise less $1,000 per loan.

          - For purposes of this agreement, fees are deemed collected on the date a loan origination/extension closes or when the loan is withdrawn, the commitment expires, or otherwise fails to close.

     Exhibit A (attached) will be prepared by INB and reported to IMC monthly. The monthly fee will be automatically deposited into IMC's money-market account # 3150000059 on or about the 15th of each month.

     Additionally, INB shall also pay, upon receipt of a written inspection report, any property inspection fees and/or property re-inspection fees received in connection with inspections performed by IMC. Such fees shall be payable to IMC when received.

     3.  Term.  The term of this Agreement shall commence upon its execution and
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shall  continue  in full force and effect through December 31, 2002, after which time it shall be subject to automatic annual renewals, provided that either party may terminate this Agreement upon 90 days written notice.

     4.  Termination.  In  the  event  of any termination of this Agreement, IMC
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shall  not  be  entitled  to  any  eligible  fees that have not been paid to IMC hereunder prior to the date of termination and IMC shall, to the extent necessary, cooperate in the transfer of any services to INB or its designated agent.

     5.  Confidential  Information.
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     (a)  As used in this Agreement, the "Confidential Information" of one party
(the "Party") shall mean any information disclosed to or obtained by the other party ("other") as a result of the relationship between the parties existing by virtue of this or any other agreement of the parties, which information is not generally known in the trade or industry in which the Party operates, and relating to the Party's past, present and future products, processes and services, and information relating to the Party's customers, as well as financial, sales and business planning information. The term Confidential Information does not include any information which the other can show was in the public domain at the time the other became aware of it, because a part of the public domain through no fault of the other after the other became aware of it, or is disclosed to the other by a third party free of any obligation of confidence.

     (b) The parties mutually agree to hold all Confidential Information of the other party in trust and confidence, and to use it only for the benefit of the other party. Unless approved by either party in writing, each party agrees not to disclose any Confidential Information of the other party by publication or otherwise to any third party.

     6.  Liability; Indemnification. Each party shall be liable to the other for
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its  own negligence, willful misconduct, bad faith, fraud and material breach of its obligations. INB shall indemnify, defend and hold harmless IMC from and against any claims or actions arising out of its performance of service hereunder, except to the extent such claims or actions are due to the negligence, willful misconduct, bad faith and material breach of IMC's obligations. In any event, INB is wholly responsible for the review and analysis of any third party reports including but not limited to credit, tax returns, financial statements, environmental, engineering and appraisals.

     7.  Outside Business Interest. INB acknowledges and understands that IMC is
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engaged  in  a  mortgage banking business and, as such, originates mortgages for its own account. Both INB and IMC and their respective affiliates may engage in or possess an interest in other businesses of any nature or description, independently or with others, and the other party shall not have any rights by virtue of this Agreement in and to such independent businesses or the income or profits derived therefrom, and the pursuit of any such business shall not be deemed wrongful or improper. Neither party shall be obligated to present any particular business or investment opportunity, including mortgage originations, to the other party as a result of this Agreement.

     8.  Independent  Contractor.  The  parties agree that IMC is an independent
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contractor  and  shall  not  be  deemed  to  be, for any purposes whatsoever, an employee  of  INB.

     9.  Assignment.  Neither  this  Agreement  nor any interest herein or claim
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hereunder,  may  be assigned or transferred to any third party without the prior written  authorization  of  the  other  party  to  this  Agreement.

     10.  Governing  Law.  This  Agreement  is  made  pursuant  to, and shall be
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construed  in  accordance  with,  the  laws  of  the  State  of  New  York.

     11.  Survival.  The  rights  and obligations of the parties as set forth in
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paragraphs  5  and  6  of  this  Agreement  shall survive and continue after the expiration or termination of this Agreement, and shall bind the parties hereto, and their respective successors and assigns.


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     12. Modification. This Agreement shall be modified only by an instrument in
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writing  and  signed  by duly authorized representatives of each of the parties.

     13.  Entire  Agreement.  This  document  constitutes  the  entire agreement
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between  the  parties  with respect to the subject matter hereof, and supersedes all previous communications, representations, understandings and agreements, whether oral or written, between the parties or any official or representative thereof.

     14.  Force  Majeure.  Neither party to this Agreement is responsible to the
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other  party  for  nonperformance  or  delay  in  performance  of  the terms and conditions hereof caused or occasioned by acts of God, fires, strikes, civil or military authority, insurrection, riot, requirements of any statute, order or directive of any governmental authority, or, without limiting the generality of the foregoing, by any other similar cause or event which is unavoidable or beyond the reasonable control of the parties.

     15.  Non-Waiver. The failure of either party to insist, in any one instance
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or  more  upon  the  performance  of  any of the covenants or conditions of this
Agreement, or failure to exercise any right or privilege herein contained, shall not be construed as a waiver of any such covenant, conditions, rights or privileges, but the same shall continue and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     INTERVEST NATIONAL BANK


                                     By: /s/ Raymond C. Sullivan
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                                         Raymond C. Sullivan, President

                                     INTERVEST MORTGAGE CORPORATION


                                     By: /s/ Lawrence G. Bergman
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                                         Lawrence G. Bergman, Vice President


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